Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

25

Expensify

Q3 2026 Earnings



Expense
Receipt
Scanned
Receipt Agent
ORDER #51356
CAFE BORTONI
ITEM QT
COFFEE 2
CROISSANT 1
Amount
$22.00
Over limit
Enforcer Agent
Merchant
Cafe Bortoni
Coding Agent
Category
Employee meals
Budget exceeded
Analyzer Agent
Write something...

November 5th, 2026

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will,", "can", "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in the Middle East and surrounding areas; the impact of inflation on us and our members; our borrowing costs, which have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our reliance on third parties, including our issuing bank, payment processor and card network, for the Expensify Card program, and our ability to continue to grow adoption of the Expensify Card; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability, and their effects on software spending; our ability to protect against security incidents, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; our ability to meet the Nasdaq continued listing requirements for minimum bid price or other Nasdaq listing requirements and the potential delisting of our common stock; the impact of tariffs and global trade disruptions on us, our customers and our vendors, including the impact on inflation, supply chains and consumer sentiment; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q3 2026 Financials

Expensify

Q3 2026

Revenue	Average Paid Members	Interchange
$33.0MM	630,000	$5.8MM

Expensify

Q3 2026

Operating Cash Flow	Free Cash Flow[1]
$4.0MM	$3.3MM

Net Loss	Non-GAAP Net Income[2]	Adj. EBITDA[3]
$(3.3)MM	$3.1MM	$6.1MM

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and other assets and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income as net loss excluding stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

[3] We define adjusted EBITDA as net loss excluding provision for income taxes, other income, net, depreciation and amortization, and stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Free Cash Flow[1]

- Q3 FCF was $3.3MM[2], which is **an increase of 170%** from the same period last year.

- We are updating our FY26 FCF guidance from
  - $12.0MM-$14.0MM to **$13.5MM-$15.5MM**[3].

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and other assets and software development costs.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

[3] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash provided by operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Q4 2026 Flash

Monthly Paid Members



800,000
600,000
400,000
200,000
0
7/1/2023
1/1/2024
7/1/2024
1/1/2025
7/1/2025
1/1/2026
7/1/2026

October Paid Members

636,000

Denotes October 2026 and October activity from previous years

Note: There can be no assurances that the trends of previous fourth quarters are representative of future trends.

Expensify

Q3 Highlights

Expensify

New Expensify revenue is growing.

Revenue from New Expensify increased 30% from Q2, and is up 212% y/y.



15,000
10,000
5,000
0
$15.0MM ARR
$10.0MM ARR
$5.0MM ARR
$0.0MM ARR
2024-01-01
2024-03-01
2024-05-01
2024-07-01
2024-09-01
2024-11-01
2025-01-01
2025-03-01
2025-05-01
2025-07-01
2025-09-01
2025-11-01
2026-01-01
2026-03-01
2026-05-01
2026-07-01
2026-09-01
New Customers[1]
New ARR (subscription + interchange)[2]

[1] New Customers are defined as any customer who signed up via New Expensify or was invited by a user who signed up via New Expensify and made at least one purchase.

[2] New ARR is calculated as gross billings from New Customer subscriptions plus Estimated Interchange earned from purchases made on Expensify cards issued to New Customers in a given month multiplied by 12 months. Estimated Interchange is calculated as the sum of USD purchases made by a New Customer multiplied by the average interchange earned on a USD transaction minus the effective cash back percentage for that customer.

Note: There can be no assurances that the trends of previous quarters are representative of future trends.

Expensify

New Expensify conversion is improving.

Old cohorts continue to convert, new cohorts outperform old cohorts.


Share of New Expensify signups that became paying customers
June cohorts of 2024, 2025 and 2026, by months since signup
Jun 2026 cohort
+67% vs the Jun 2025 cohort at the same age
Jun 2025 cohort
+530% vs the Jun 2024 cohort at the same age
Jun 2024 cohort
0
6
12
18
24
Months since signup

Expensify Card is expanding.

- **Expanding reach:**
  - Now issuing in GBP and EUR
  - Serves 13 European/UK markets.
- **Expanding functionality:**
  - Added Enhanced PIN/biometric controls
  - Added one-time/date-bound virtual cards
  - Added 14 new rules to block out-of-policy purchases before they happen
    - Includes a rule that blocks international-currency card transactions.

Expensify Travel is improving.

- **Improving economics:**
  - Consolidated travel billing finances travel bookings for a single monthly debit
- **Improving volume:**
  - Trips booked with Expensify Travel grew *+13% Q/Q, and +40% Y/Y*.
  - Q3 26 was the highest quarter on record.

Expensify

Integration ecosystem is growing.

- **AI-native ERPs**
  - Rillet and DualEntry
- **HR information systems**
  - Dozens of HR integrations including Workday, HiBob, BambooHR
- **Anthropic**
  - One of the first expense tools included in the Claude for Small Business plugin

Expensify

Strategic collaboration with Visa.

- **Referral agreement with Visa**
  - Visa can refer eligible clients and corporate card programs to Expensify
- **Bring your own Visa card**
  - Receipt matching, AI coding, spend controls and reconciliation, no card switch

Expensify

Expensify MCP adoption is exploding.

In part due to being selected for the *Claude for Small Business* bundle.


Sep 15: added to Claude for Small Business
+158% m/m
+88% m/m
+55% m/m
+127% m/m
launch
Jun*
Jul
Aug
Sep
Oct

* Denotes partial month.

Note: There can be no assurances that the trends of previous months are representative of future trends.

Expensify

Expensify agents are increasingly capable.

Able to handle *over 96% of what it's asked to do*, without any constraints on the user.

OVERALL	**Every request** All requests to Concierge, custom agents and Ask AI, weighted by volume.	96.9% ±0.6
1	**Answer** Questions about the product or the customer's own data.	98.1% ±0.7
2	**Operate** One-off requests to do something: create, edit, submit, configure.	95.1% ±1.5
3	**Automate** Standing orders: when something happens on a report, the agent applies the customer's rule.	95.9% ±1.2

Note: Percentages represent the portion of individual requests made to Concierge, custom agents, or Ask AI that were completed as requested or were rejected with clear, actionable steps for the user to complete the request themselves. Based on a random sampling of all requests made between October 26, 2026 and November 1, 2026. Each metric includes a sampling margin of error at a 95% confidence interval.

Expensify

Q3 Summary

- **Returned capital to investors:** The company repurchased 722,121 shares of its Class A common stock, totaling approximately $1.3 million.
- **Expensify travel & the card program continue to grow** - Trips booked through Expensify Travel grew 40% Y/Y and 13% from Q2; Interchange revenue derived from the Expensify Card grew to $5.8 million, an increase of 8% as compared to the same period last year.
- **AI expands across the platform:** MCP growth is exploding, and custom agents have been able to do nearly everything they are asked to do, a little better every day.
- **New Expensify continues to grow:** New revenue from New Expensify grew 30% from Q2 & 212% Y/Y.

Expensify

Q&A

Expensify

Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended September 30, 2026 *(unaudited, in thousands)*	Three months ended September 30, 2025 *(unaudited, in thousands)*
Net loss	**$ (3,335)**	**$ (2,315)**
Add:		
Stock-based compensation expense	6,448	6,663
Non-GAAP net income[1]	**$ 3,113**	**$ 4,348**

[1] We define non-GAAP net income as net loss excluding stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended September 30, 2026 *(unaudited, in thousands)*	Three months ended September 30, 2025 *(unaudited, in thousands)*
Net loss	**$ (3,335)**	**$ (2,315)**
Provision for income taxes	1,026	154
Other income, net	(367)	(96)
Depreciation and amortization	2,304	2,097
Stock-based compensation expense	6,448	6,663
Adjusted EBITDA	**$ 6,076**	**$ 6,503**

Note: We define adjusted EBITDA as net loss excluding provision for income taxes, other income, net, depreciation and amortization, and stock-based compensation expense.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended September 30, 2026 *(unaudited, in thousands)*	Three months ended September 30, 2025 *(unaudited, in thousands)*
Net cash provided by (used in) operating activities	**$ 4,015**	**$ (980)**
Changes in settlement assets and liabilities		
Settlement assets, net	1,158	(336)
Settlement liabilities	(1,097)	3,629
Less:		
Purchase of property and equipment and other assets	(227)	—
Software development costs	(539)	(1,085)
Free cash flow	**$ 3,310**	**$ 1,228**

Note: We define free cash flow as net cash provided by (used in) operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and other assets and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q4 2026		Q1 2027		Q2 2027		Q3 2027	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.1	$ 2.8	$ 2.1	$ 2.8	$ 2.0	$ 2.7	$ 1.9	$ 2.6
Research and development	1.7	2.3	1.6	2.2	1.6	2.2	1.6	2.2
General and administrative	1.1	1.4	1.0	1.3	1.0	1.3	1.0	1.3
Sales and marketing	0.9	1.3	0.9	1.3	0.9	1.3	0.9	1.3
Total	**$ 5.8**	**$ 7.8**	**$ 5.6**	**$ 7.6**	**$ 5.5**	**$ 7.5**	**$ 5.4**	**$ 7.4**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.